Exhibit 10.30

Wells Forgo Bank, National Association

AMENDMENT TO LOAN DOCUMENTS

THIS AMENDMENT TO LOAN DOCUMENTS (“Amendment”) is entered into as of the 8th day of January, 2015, by and between AMERICAN CARESOURCE HOLDINGS, INC. (“Borrower”); ACSH SERVICE CENTER, LLC, ACSH PRIMARY CARE HOLDINGS, LLC, ACSH PRIMARY CARE OF FLORIDA, LLC, ACSH PRIMARY CARE OF GEORGIA, LLC, ACSH PRIMARY CARE OF VIRGINIA, LLC, ACSH URGENT CARE HOLDINGS, LLC, ACSH URGENT CARE OF FLORIDA, LLC, ACSH URGENT CARE OF GEORGIA, LLC, ACSH URGENT CARE OF VIRGINIA, LLC, ACSH URGENT CARE OF ALABAMA, LLC (“Third Party Obligors”); and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”).

RECITALS

WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of the (a) Revolving Line of Credit Note dated July 30, 2014, from Borrower to Bank, in the amount of Five Million Dollars ($5,000,000), as amended from time to time (“$5,000,000 Note”), which is subject to the terms and conditions of a Credit Agreement dated as of July 30, 2014, as amended from time to time (“$5,000,000 Credit Agreement”); and (b)Revolving Line of Credit Note dated December 4, 2014, from Borrower to Bank, in the amount of Six Million Dollars ($6,000,000), as amended from time to time (“$6,000,000 Note”), which is subject to the terms and conditions of a Credit Agreement dated as of December 4, 2014, as amended from time to time (“$6,000,000 Credit Agreement”) (individually and collectively, the “Loans”).

WHEREAS, as collateral for the Loans, Borrower executed a Security Agreement dated July 30, 2014, in favor of Bank as Secured Party (“Borrower Security Agreement”);

WHEREAS, as collateral of the Loans, (a) ACSH Service Center, LLC, ACSH Primary Care Holdings, LLC, ACSH Primary Care of Florida, LLC, ACSH Primary Care of Georgia, LLC, ACSH Primary Care of Virginia, LLC, ACSH Urgent Care Holdings, LLC, ACSH Urgent Care of Florida, LLC, ACSH Urgent Care of Georgia, LLC, and ACSH Urgent Care of Virginia, LLC each executed Third Party Security Agreements dated July 30, 2014, each in favor of Bank as Secured Party; and (b) ACSH Urgent Care of Alabama, LLC executed a Third Party Security Agreement dated December 4, 2014, in favor of Bank as Secured Party (collectively, “Third Party Security Agreements”) (collectively, the $5,000,000 Note, $5,000,000 Credit Agreement, $6,000,000 Note, $6,000,000 Credit Agreement, Borrower Security Agreement, and Third Party Security Agreements, may hereinafter be referred to as the “Loan Documents”).

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

1.            All references to the address of the Borrower and the Third Party Obligors in any of the Loan Documents, including but not limited to any address for written notice or any reference to its chief executive office, shall be revised to the following:

1170 Peachtree Street, Ste. 2350

Atlanta, Georgia 30309

2.            Except as expressly set forth herein, all terms and conditions of the Loan Documents remain in full force and effect, without waiver or modification. Capitalized terms that are used but not defined in this Amendment shall have the meaning set forth in the Loan Documents.

3.            The Borrower and Third Party Obligors certify that as of the date of this Modification there exists no Event of Default under the Loan Documents, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

4.            This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Except for instruments which are to be recorded, facsimile signatures shall be valid as original.

5.            By signing below, the undersigned acknowledge receipt of a copy of this Amendment.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

AMERICAN CARESOURCE HOLDINGS, INC.		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Richard W. Turner	By:	/s/ Rebecca Gibson
	Richard W. Turner, CEO		Rebecca Gibson, Vice President

(SEAL)

ACSH SERVICE CENTER, LLC

By:	/s/ Richard W. Turner
Richard W. Turner, CEO

ACSH PRIMARY CARE HOLDINGS, LLC

By:	/s/ Richard W. Turner
Richard W. Turner, CEO

ACSH PRIMARY CARE OF FLORIDA, LLC

By:	/s/ Richard W. Turner
Richard W. Turner, CEO

ACSH PRIMARY CARE OF GEORGIA, LLC

By:	/s/ Richard W. Turner
Richard W. Turner, CEO

ACSH PRIMARY CARE OF VIRGINIA, LLC

By:	/s/ Richard W. Turner
Richard W. Turner, CEO

ACSH URGENT CARE HOLDINGS, LLC

By:	/s/ Richard W. Turner
Richard W. Turner, CEO

ACSH URGENT CARE OF FLORIDA, LLC

By:	/s/ Richard W. Turner
Richard W. Turner, CEO

ACSH URGENT CARE OF GEORGIA, LLC

By:	/s/ Richard W. Turner
Richard W. Turner, CEO

ACSH URGENT CARE OF VIRGINIA, LLC

By:	/s/ Richard W. Turner
Richard W. Turner, CEO

ACSH URGENT CARE OF ALABAMA, LLC

By:	/s/ Richard W. Turner
Richard W. Turner, CEO

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